Exhibit 99.1
UNITED STATES DEPARTMENT OF JUSTICE
OFFICE OF THE UNITED STATES TRUSTEE
CENTRAL DISTRICT OF CALIFORNIA

In Re:		CHAPTER 11 (BUSINESS)

Fremont General Corporation		Case Number:	8:08-bk-13421
		Operating Report Number:	8
	Debtor	For the Month Ending:	31-Jan-09
I. CASH RECEIPTS AND DISBURSEMENTS
A. (GENERAL ACCOUNT — MASTER DEMAND ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR GENERAL ACCOUNT REPORTS (1)		10,673,110

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR GENERAL ACCOUNT REPORTS		10,668,633

3. BEGINNING BALANCE:		4,479

4. RECEIPTS DURING CURRENT PERIOD:
Accounts Receivable — Post-filing	—

Accounts Receivable — Pre-filing	—

General Sales	—

Other (Specify) Transfers from Money Market Acct	581,000

Other (Specify) State Tax Refunds for Subsidiary	52,265

Other (Specify) Vendor Refund for Subsidiary	8,170

TOTAL RECEIPTS THIS PERIOD:		641,435

5. BALANCE:		645,915

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 2)		—

Disbursements (from page 2)		640,800

7. ENDING BALANCE:		5,114

8. General Account Number(s):	Well Fargo # xxxxxx1638 (2)

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
	350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

Notes

(1)	Receipts reflected in Master Demand Account include collections prior to the petition date.

(2)	Where indicated by an “x” throughout the MOR, the applicable digit has been hidden to prevent theft or other unauthorized access to the account. The information will be available to parties in interest upon reasonable request.

IA	Page 1 of 14

TOTAL DISBURSEMENTS FROM GENERAL ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount
mm/dd/yyyy	Number	Payee or DIP account	Purpose	Transferred	**Amount Disbursed	Amount
1/7/2009	wire	David S. Depillo	Director fees		$5,833	$5,833
1/7/2009	wire	Mark Schaffer	Director fees		5,833	5,833
1/7/2009	wire	Robert Shackleton	Director fees		5,833	5,833
1/7/2009	wire	John Charles Loring	Director fees		5,833	5,833
1/7/2009	wire	Barney Northcote	Director fees		5,833	5,833
1/7/2009	wire	KPMG Corporate Finance LLC	Professional fees		200,000	200,000
1/7/2009	6000000387	Stephen H. Gordon	Director fees		5,833	5,833
1/14/2009	wire	Nicole Maury	A/P vendor payments		735	735
1/14/2009	wire	Kurtzman Carson Consultants	Professional fees		14,265	14,265
1/14/2009	6000000388	LA Fine Arts	A/P vendor payments		330	330
1/14/2009	6000000389	Mellon Investor Services LLC	A/P vendor payments		5,424	5,424
1/14/2009	6000000390	West Payment Center	A/P vendor payments		7,392	7,392
1/20/2009	wire	Wells Fargo	Client Analysis Service Charge		2,756	2,756
1/21/2009	wire	PR Newswire Association Llc	A/P vendor payments		1,349	1,349
1/21/2009	wire	Weiland, Golden, Smiley, Wang, Ekvall, and Strok LLP	Professional fees		27,174	27,174
1/21/2009	wire	Klee, Tuchin, Bogdanoff & Stern LLP	Professional fees		78,789	78,789
1/21/2009	6000000391	US Trustee	US Trustee Quarterly Fee		10,400	10,400
1/28/2009	wire	CRG Partners Group LLC	Professional fees		3,924	3,924
1/28/2009	wire	Kurtzman Carson Consultants	Professional fees		16,560	16,560
1/28/2009	wire	KPMG Corporate Finance LLC	Professional fees		76,538	76,538
1/28/2009	wire	Stutman, Treister, and Glatt PC	Professional fees		140,949	140,949
1/28/2009	6000000392	Iron Mountain Records Mgmt Inc	A/P vendor payments		966	966
1/28/2009	6000000393	Merrill Lynch Pierce Fenner and Smith Inc.	Trustee Fee for SERP / EBP		7,000	7,000
1/28/2009	6000000394	Scarpello and Huss Ltd	A/P vendor payments		150	150
1/28/2009	6000000395	Secretary of State	Filing Fee		11,100	11,100

			TOTAL DISBURSEMENTS	$—	$640,800	$640,800

			THIS PERIOD:

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

IA p2	Page 2 of 14

GENERAL ACCOUNT
BANK RECONCILIATION

Bank statement Date:	1/31/2009	Balance on Statement:	$30,163

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			$—

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount
6000000387	1/7/2009	5,833

6000000392	1/28/2009	966

6000000393	1/28/2009	7,000

6000000394	1/28/2009	150

6000000395	1/28/2009	11,100

TOTAL OUTSTANDING CHECKS:			$25,049

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$5,114

IA p3	Page 3 of 14

I. CASH RECEIPTS AND DISBURSEMENTS
B. (COMMERCIAL MONEY MARKET ACCOUNT)

1. TOTAL RECEIPTS PER ALL PRIOR REPORTS	31,712,688

2. LESS: TOTAL TRANSFERS AND DISBURSEMENTS PER ALL PRIOR REPORTS	3,758,671

3. BEGINNING BALANCE:	27,954,016

4. RECEIPTS DURING CURRENT PERIOD:
Transferred from General Account

Transferred from Overnight Investment Account

Interest Income	3,483

TOTAL RECEIPTS THIS PERIOD:	3,483

5. BALANCE:	27,957,499

6. LESS: TOTAL TRANSFERS AND DISBURSEMENTS DURING CURRENT PERIOD
Transfers to Other DIP Accounts (from page 5)	581,000

Disbursements (from page 5)	1,666

7. ENDING BALANCE:	27,374,834

8. COMMERCIAL MONEY MARKET ACCOUNT Number(s): xxxxxx8097

Depository Name & Location:	Wells Fargo Bank — Pasadena Commercial Banking
350 W. Colorado Blvd, Suite 210, Pasadena, CA 91105

IB	Page 4 of 14

TOTAL DISBURSEMENTS FROM COMMERCIAL MONEY MARKET ACCOUNT FOR CURRENT PERIOD

Date	Check			*Amount	**Amount
mm/dd/yyyy	Number	Payee	Purpose	Transferred	Disbursed	Amount
1/7/2009	wire	Fremont General Corporation	Bank account transfer	$236,000		$236,000
1/14/2009	wire	Fremont General Corporation	Bank account transfer	17,000		17,000
1/20/2009	wire	Wells Fargo	Client Analysis Service Charge		1,666	1,666
1/21/2009	wire	Fremont General Corporation	Bank account transfer	70,000		70,000
1/28/2009	wire	Fremont General Corporation	Bank account transfer	258,000		258,000

			TOTAL DISBURSEMENTS	$581,000	$1,666	$582,666

			THIS PERIOD:

*	Fill in amounts in this column if they are TRANSFERS to another DIP account (e.g. Payroll or Tax); the “amount” column will be filled in for you.

**	Fill in amounts in this column if they are DISBURSEMENTS to outside payees; the “amount” column will be filled in for you.

IB p2	Page 5 of 14

COMMERCIAL MONEY MARKET ACCOUNT
BANK RECONCILIATION

Bank statement Date:	1/31/2009	Balance on Statement:	$27,374,834

Plus deposits in transit (a):

	Deposit Date	Deposit Amount

TOTAL DEPOSITS IN TRANSIT			0

Less Outstanding Checks (a):

Check Number	Check Date	Check Amount

TOTAL OUTSTANDING CHECKS:			0

Bank statement Adjustments:
Explanation of Adjustments-

ADJUSTED BANK BALANCE:			$27,374,834

*	It is acceptable to replace this form with a similar form

**	Please attach a detailed explanation of any bank statement adjustment

IB p3	Page 6 of 14

II. STATUS OF PAYMENTS TO SECURED CREDITORS, LESSORS
AND OTHER PARTIES TO EXECUTORY CONTRACTS

	Frequency of Payments		Post-Petition payments
Creditor, Lessor, Etc.	(Mo/Qtr)	Amount of Payment	not made (Number)	Total Due

—	—	—	—	—

			TOTAL DUE:	—

III. TAX LIABILITIES

FOR THE REPORTING PERIOD:	January 31, 2009
	Gross Sales Subject to Sales Tax:	—

	Total Wages Paid:	—

		Total Post-Petition		Date Delinquent
		Amounts Owing	Amount Delinquent	Amount Due
	Federal Withholding	—	—	N/A
	State Withholding	—	—	N/A
	FICA- Employer’s Share	—	—	N/A
	FICA- Employee’s Share	—	—	N/A
	Federal Unemployment	—	—	N/A
	Sales and Use	—	—	N/A
	Real Property	—	—	N/A
Other:

	TOTAL:	—	—

II - III	Page 7 of 14

I. D SUMMARY SCHEDULE OF CASH

ENDING BALANCES FOR THE PERIOD: 1/31/2009
	(Provide a copy of monthly account statements for each of the below)

	General Account:	5,114

	Money Market Account:	27,374,834

	Payroll Account: (1)	N/A

Other Accounts:

Other Monies:

	Petty Cash (from below):	—

TOTAL CASH AVAILABLE:			27,379,947

Petty Cash Transactions:
Date	Purpose	Amount

TOTAL PETTY CASH TRANSACTIONS:		N/A	—

(1)	The Debtor’s payroll account has been closed.

ID	Page 8 of 14

IV. AGING OF ACCOUNTS PAYABLE AND RECEIVABLE

	Accounts Payable	Accounts Receivable
	Post-Petition	Pre-Petition	Post-Petition
30 days or less	4,218	—	—
31 - 60 days	1,455	—	—
61 - 90 days	—		—
91 - 120 days	—		—
Over 120 days	21,477	118,819

TOTAL:	27,150	118,819	—

V. INSURANCE COVERAGE

			Policy Expiration	Premium Paid
Name of Carrier	Insurance Type	Amount of Coverage	Date	Through (Date)
XL Specialty	Directors & Officers	15,000,000	1/01/09-4/01/09	4/1/09
Continental Casualty	Excess D&O	15,000,000	1/01/09-4/01/09	4/1/09
U.S. Specialty	Excess D&O	15,000,000	1/01/09-4/01/09	4/1/09
RSUI Indemnity	Excess D&O	15,000,000	1/01/09-4/01/09	4/1/09
Allied World Natl	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
U.S. Specialty	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Liberty Mutual	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Navigators Ins.	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Westchester Surplus	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Platte River	Excess D&O	10,000,000	1/01/09-4/01/09	4/1/09
Scottsdale Ins.	Excess D&O	5,000,000	1/01/09-4/01/09	4/1/09
XL Specialty	Run-off D&O	20,000,000	1/01/07-1/01/14	1/1/14
Continental Casualty	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
RSUI Indemnity	Run-off D&O	15,000,000	1/01/07-1/01/14	1/1/14
New Mkts Undrwrtr	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Platte River	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
St. Paul Mercury	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Liberty Mutual	Run-off D&O	10,000,000	1/01/07-1/01/14	1/1/14
Columbia Casualty	Fiduciary Liability	10,000,000	1/01/09-4/01/09	4/1/09
XL Specialty	Excess Fiduciary Liability	10,000,000	1/01/09-4/01/09	4/1/09
U.S. Specialty	Excess Fiduciary Liability	10,000,000	1/01/09-4/01/09	4/1/09
Navigators Ins.	Excess Fiduciary Liability	10,000,000	1/01/09-4/01/09	4/1/09
Allied World Natl	Excess Fiduciary Liability	5,000,000	1/01/09-4/01/09	4/1/09
Westchester Surplus	Excess Fiduciary Liability	5,000,000	1/01/09-4/01/09	4/1/09
XL Specialty	Run-off Fiduciary	15,000,000	1/01/07-1/01/14	1/1/14
Capital Indemnity	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Federal Insurance	Run-off Fiduciary	10,000,000	1/01/07-1/01/14	1/1/14
Houston Casualty	Run-off Fiduciary	5,000,000	1/01/07-1/01/14	1/1/14
National Union Fire	Crime Coverage	15,000,000	1/01/09-4/01/09	4/1/09
Zurich American	Excess Crime Coverage	15,000,000	1/01/09-4/01/09	4/1/09
Continental Ins.	Excess Crime Coverage	10,000,000	1/01/09-4/01/09	4/1/09
Federal Insurance	Errors & Omissions	5,000,000	1/01/09-4/01/09	4/1/09
U.S. Specialty	Excess E&O	5,000,000	1/01/09-4/01/09	4/1/09
Federal Insurance	Commercial Automobile	1,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Excess and Umbrella	5,000,000	1/01/09-1/01/10	1/1/10
Great American	Excess Umbrella	20,000,000	1/01/09-1/01/10	1/1/10
Federal Insurance	Commercial Package	14,499,247	1/01/09-1/01/10	1/1/10
State Compensation Fund of CA	Workers Compensation	1,000,000	1/01/09-1/01/10	1/1/10

IV, V, VI

VI. UNITED STATES TRUSTEE QUARTERLY FEES
(TOTAL PAYMENTS)

	Total Disbursements				Quarterly Fees Still
Quarterly Period Ending (Date)	(during Quarter)	Quarterly Fees	Date Paid	Amount Paid	Owing
June 30, 2008	0	325	22-Aug-2008	325	—
June 30, 2008	0	1	1-Oct-2008	1	—
September 30, 2008	851,493	4,875	19-Nov-2008	4,875	—
December 31, 2008	3,817,827	10,400	21-Jan-2009	10,400	—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—
					—

		15,601		15,601	—

IV, V, VI

VII SCHEDULE OF COMPENSATION PAID TO INSIDERS

	Date of Order Authorizing		Gross Compensation
Name of Insider	Compensation	Authorized Gross Compensation	Paid During the Month

No compensation disbursements made to insiders during the period.

VIII. SCHEDULE OF OTHER AMOUNTS PAID TO INSIDERS

	Date of Order Authorizing		Amount Paid During the
Name of Insider	Compensation	Description	Month
Robert Shackleton	9/29/08	Director fees	5,833
Mark Schaffer	9/29/08	Director fees	5,833
John Charles Loring	9/29/08	Director fees	5,833
Barney Northcote	9/29/08	Director fees	5,833
David S. Depillo	9/29/08	Director fees	5,833
Stephen H. Gordon	9/29/08	Director fees	5,833

VII - VIII	Page 11 of 14

IX. PROFIT AND LOSS STATEMENT
(ACCRUAL BASIS ONLY)

	Current Month	Cumulative Post-Petition
	1/31/2009	6/19/08-1/31/09
Sales/Revenue:
Net Sales/Revenue	$—	$—

Cost of Goods Sold:
Cost of Goods Sold (COGS)	—	—

Gross Profit	—	—

Other Operating Income (Itemize)	—	—

Operating Expenses:

Payroll — Insiders	—	—

Compensation — regular (intercompany allocation)	103,748	1,160,525

Compensation — group insurance	—	—

Compensation — 401(k)/ESOP/Incentive	5,704	(1,721,616)

Occupancy	1,701	495,491

Payroll Taxes	—	—

Other Taxes (Itemize)	—	—

Information systems	3,075	22,442

Advertising and promotion		23,635

Telecom	—	2,932

Travel		711

Printing and supplies		13,703

Postage		(29,156)

All other	61,990	309,324

Depreciation and Amortization	2,125	16,539

Rent Expense — Real Property		—

Lease Expense — Personal Property	—	—

Insurance	162,302	1,207,024

Miscellaneous Operating Expenses (Itemize)	—	—

Total Operating Expenses	340,645	1,501,554

Net Gain/(Loss) from Operations	(340,645)	(1,501,554)

Non-Operating Income:
Interest Income	3,499	203,802

Net Gain on Sale of Assets (Itemize)	—	—

Other — Equity in Earnings of Subsidiaries	(3,958,258)	169,495,272

Other (Itemize) — SERP	—	(75,276)

Total Non-Operating income	(3,954,759)	169,623,798

Non-Operating Expenses:
Interest Expense (1)	23,914	176,964

Legal and Professional (Itemize) (2)	768,376	5,865,691

Other (Itemize)	—	—

Total Non-Operating Expenses	792,290	6,042,655

NET INCOME/(LOSS)	$(5,087,694)	$162,079,589

Notes:

(1)	Represents amortization of capitalized debt issuance costs.

(2)	Represents professional fee accruals (estimates) by the Debtor for financial statement (GAAP) purposes.

IX

X. BALANCE SHEET
(ACCRUAL BASIS ONLY)

	Current Month End
ASSETS
Current Assets:

Unrestricted Cash	$27,379,947

Accounts Receivable	118,819

Intercompany Receivable	2,616,289

Prepaid Expenses	3,362,203

Other (Itemize) — SERP / EBP Accounts & Other Benefit Accounts	11,718,486

Other (Itemize) — Investment — FG Financing	3,092,777

Total Current Assets		48,288,521

Property, Plant, and Equipment	287,014

Accumulated Depreciation/Depletion	(117,013)

Net Property, Plant, and Equipment		170,001

Other Assets (Net of Amortization):

Other (Itemize) — GSOP Merrill Lynch Acct. xxx-37M01	14,902

Investment in Subsidiary	454,078,297

Total Other Assets		454,093,199

TOTAL ASSETS		$502,551,721

LIABILITIES

Post-petition Liabilities:

Accounts Payable	27,150

Accruals (1)	4,600,067

Taxes Payable	—

Professional fees	—

Accrued Interest Payable	—

Other	1,609,582

Total Post-petition Liabilities		6,236,799

Pre-petition Liabilities / Liabilities Subject to Compromise:

Priority Liabilities	—

Unsecured Liabilities (1)	341,542,294

Total Pre-petition Liabilities		341,542,294

TOTAL LIABILITIES		347,779,093

EQUITY:
Pre-petition Owners’ Equity	(17,544,686)

Post-petition Profit/(Loss)	162,079,589

Direct Charges to Equity	10,237,725

TOTAL EQUITY		154,772,628

TOTAL LIABILITIES & EQUITY		$502,551,721

Notes:

(1)	Includes accruals (estimates) by the Debtor for financial statement presentation (GAAP) purposes.

X

XI. QUESTIONNAIRE

	No	Yes
1. Has the debtor-in-possession made any payments on its pre-petition unsecured debt, except as have been authorized by the court? If “Yes”, explain below:	X

	No	Yes
2. Has the debtor-in-possession during this reporting period provided compensation or remuneration to any officers, directors, principals, or other insiders without appropriate authorization? If “Yes”, explain below:
X

3. State what progress was made during the reporting period toward filing a plan of reorganization.
There is currently no update on the Debtor’s plan of reorganization.

4. Describe potential future developments which may have a significant impact on the case:
None

5. Attach copies of all Orders granting relief from the automatic stay that were entered during the reporting period.
None	No	Yes

6. Did you receive any exempt income this month, which is not set forth in the operating report? If “Yes”, please set forth the amounts and sources of the income below.	X

I, Thea Stuedli, Chief Financial Officer of Fremont General Corporation declare under penalty of perjury that I have fully read and understood the foregoing debtor-in-possession operating report and that the information contained herein is true and complete to the best of my knowledge.

XI